Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 6-K of Noble House Entertainment Inc. for the quarter ended December 31, 2004, as filed with the Securities and Exchange Commission, I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  February 1, 2005

/s/   Kam Shah
Chief Executive Officer (Covering period up to November 30, 2004, when Mr. Lee took over as CEO of the Company)
and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 6-K of Noble House Entertainment Inc. for the quarter ended December 31, 2004, as filed with the Securities and Exchange Commission, I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  February 1, 2005

/s/   Damian Lee
Chief Executive Officer
(Covering period From December 1, 2004 to February 1, 2005)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.